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Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-69024) pertaining to the Information Holdings Inc. 1998 Stock Option Plan of our report dated February 21, 2002 with respect to the consolidated financial statements of Information Holdings Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

New York, New York                                      ERNST & YOUNG LLP
March 27, 2002